Exhibit 1

JOINT FILING AGREEMENT
The undersigned acknowledge and agree that the foregoing Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: February 4, 2011	Learning Group LLC, a Delaware limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	Learning Group Partners, a California general partnership
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	Hampstead Associates, L.L.C., a Delaware limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	Cornerstone Financial Group LLC, a California limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	Knowledge Industries LLC, a California limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	Knowledge Universe Learning Group LLC, a Delaware limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	Knowledge Universe LLC, a California limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Secretary

Dated: February 4, 2011	KCDL Holdings LLC, a Delaware limited liability company
/s/ Stanley E. Maron
By: Stanley E. Maron,
Its: Manager

Dated: February 4, 2011

/s/ Lowell J. Milken
Lowell J. Milken,
an individual
Dated: February 4, 2011

/s/ Michael R. Milken
Michael R. Milken,
an individual